UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 31, 2006
Crowley Maritime Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49717 (Commission File Number)	94-3148464 (IRS Employer Identification No.)

155 Grand Avenue, Oakland, California (Address of principal executive offices)	94612 (Zip Code)
(510) 251-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01. Entry into a Material Definitive Agreement
On March 31, 2006, the Company’s Chairman, President and Chief Executive Officer approved increases to the annual base salaries (effective April 1, 2006) to each of the Company’s named executive officers whose annual compensation is less than $1.0 million. The new salaries are set forth in the table below.

Salary
Name	As of 4/1/06
William A. Pennella
Vice Chairman of the Board and Executive Vice President	$435,000

Susan L. Rodgers
Senior Vice President of Administration	$208,680

John C. Calvin
Senior Vice President and Controller	$202,020
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWLEY MARITIME CORPORATION
Dated: April 4, 2006	/s/ John C. Calvin
John C. Calvin
Senior Vice President and Controller

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